ABN Amro Bank N.V. OTC Derivative Operations 199 Bishopsgate, London EC2M 3XW United Kingdom Tel:+44 20 7678 8000 Fax:+44 20 7857 9428/30

DATE:	April 30, 2007

TO:	Supplemental Interest Trust,
Greenpoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR2
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM:	ABN AMRO BANK N.V.
199 Bishopsgate,
London EC2M 3XW,
United Kingdom
Attention: Fixed Income Derivatives Documentation
Telex: 887366 Answerback: ABNALN G
Fax: 44 20 7857 9428
Telephone: 44 20 7678 3311
Electronic Messaging System Details: Swift ABNA GB 2L
("Party A")

RE:	Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of April 30, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	April 23, 2007

Effective Date:	May 25, 2007

Termination Date:	August 25, 2011, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on June 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate	See Amortization Schedule, Schedule A

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on June 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Colorado or Illinois are closed.

Floating Rate Payer Upfront Payment:
$1,472,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to April 30, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	ABN AMRO Bank N.V., New York, ABNAUS33 CHIPS 007535 ABA No. 026009580 A/C Name: ABN Amro Bank N.V., London A/C No. /661001036741 Ref. DCM:

	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: GPMF 07-AR2 Attn: J. Byrnes

	Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5624 Acct Name: Lehman Brothers Inc. Ref: GPMF 07-AR2 Attn: Frank Affronti

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to ABN AMRO Bank N.V. to the attention of Derivatives Documentation Unit:
Fax Number              :0044 207 8579428/9430
Telephone Number :0044 207 6783311/3196

ABN AMRO BANK N.V., LONDON BRANCH

By: ________________________________________
      Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Greenpoint Mortgage Funding Trust Mortgage Pass-Through Certificates, Series 2007-AR2
By: U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:________________________________
Name:
Title:

SCHEDULE A to the Confirmation dated as of April 30, 2007,
Re: Reference Number 5948839
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention
From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
5/25/2007	6/25/2007	684,989,186.00	5.43000
6/25/2007	7/25/2007	666,604,937.00	5.45000
7/25/2007	8/25/2007	648,719,768.00	5.40000
8/25/2007	9/25/2007	631,319,986.00	5.35000
9/25/2007	10/25/2007	614,392,277.00	5.32000
10/25/2007	11/25/2007	597,923,694.00	5.27000
11/25/2007	12/25/2007	581,901,651.00	5.22000
12/25/2007	1/25/2008	566,313,910.00	5.14000
1/25/2008	2/25/2008	551,148,569.00	5.07000
2/25/2008	3/25/2008	536,394,060.00	5.01000
3/25/2008	4/25/2008	522,039,130.00	4.93000
4/25/2008	5/25/2008	508,072,842.00	4.88000
5/25/2008	6/25/2008	494,484,558.00	4.82000
6/25/2008	7/25/2008	481,263,936.00	4.79000
7/25/2008	8/25/2008	468,400,918.00	4.76000
8/25/2008	9/25/2008	455,885,725.00	4.73000
9/25/2008	10/25/2008	443,708,849.00	4.72000
10/25/2008	11/25/2008	431,861,043.00	4.72000
11/25/2008	12/25/2008	420,333,316.00	4.71000
12/25/2008	1/25/2009	409,116,924.00	4.71000
1/25/2009	2/25/2009	398,203,368.00	4.72000
2/25/2009	3/25/2009	387,584,378.00	4.72000
3/25/2009	4/25/2009	377,251,916.00	4.73000
4/25/2009	5/25/2009	367,198,165.00	4.75000
5/25/2009	6/25/2009	357,415,522.00	4.76000
6/25/2009	7/25/2009	347,896,595.00	4.79000
7/25/2009	8/25/2009	338,634,195.00	4.80000
8/25/2009	9/25/2009	329,621,331.00	4.82000
9/25/2009	10/25/2009	320,851,205.00	4.83000
10/25/2009	11/25/2009	312,315,814.00	4.84000
11/25/2009	12/25/2009	304,009,399.00	4.86000
12/25/2009	1/25/2010	295,925,350.00	4.87000
1/25/2010	2/25/2010	288,051,907.00	4.88000
2/25/2010	3/25/2010	280,326,985.00	4.89000
3/25/2010	4/25/2010	154,752,460.00	4.91000
4/25/2010	5/25/2010	150,643,709.00	4.92000
5/25/2010	6/25/2010	146,645,340.00	4.94000
6/25/2010	7/25/2010	142,754,354.00	4.95000
7/25/2010	8/25/2010	138,967,835.00	4.97000
8/25/2010	9/25/2010	135,282,946.00	4.98000
9/25/2010	10/25/2010	131,696,929.00	4.99000
10/25/2010	11/25/2010	128,207,100.00	5.00000
11/25/2010	12/25/2010	124,810,850.00	5.02000
12/25/2010	1/25/2011	121,505,641.00	5.03000
1/25/2011	2/25/2011	118,289,004.00	5.04000
2/25/2011	3/25/2011	115,158,273.00	5.04000
3/25/2011	4/25/2011	112,111,393.00	5.05000
4/25/2011	5/25/2011	109,144,188.00	5.06000
5/25/2011	6/25/2011	106,206,952.00	5.08000
6/25/2011	7/25/2011	103,298,004.00	5.09000
7/25/2011	8/25/2011	100,314,184.00	5.10000